Distribution Agreement	12 Months Ended
Dec. 31, 2015
Other Industries [Abstract]
Distribution Agreement
10.	Distribution Agreement

In December 2014, ViewRay Technologies, Inc. entered into a distribution agreement with Itochu Corporation, or Itochu, a Japanese entity, pursuant to which the Company appointed Itochu as its exclusive distributor for the sale and delivery of its MRIdian products within Japan. In consideration of the exclusive distribution rights granted, ltochu agreed to pay a distribution fee of $4.0 million in three installments: (i) the first installment of $1.0 million was due upon execution of the distribution agreement; (ii) the second installment of $1.0 million is due within 10 business days following submission of the application for regulatory approval of the Company’s product to the Japan regulatory authority; and (iii) the final installment of $2.0 million is due within 10 business days following receipt of approval for the Company’s product from the Japan regulatory authority. The distribution fee paid by Itochu is refundable if the Company fails to obtain the approval from the Japan regulatory authority before December 31, 2017. The Company received the first installment of $1.0 million in December 2014 and the second installment of $1.0 million in December 2015. Both amounts were recorded as customer deposits in the accompanying consolidated balance sheets.

The exclusive distribution agreement has an initial term of 10 years, and contains features customary in such distribution agreements. Under this distribution agreement, the Company will supply its products and services to Itochu based upon the Company’s then-current pricing. In conjunction with the distribution agreement, Itochu also purchased $5.2 million of Series C convertible preferred stock in December 2014 at a price of $5.84 per share and became a stockholder of the Company (see Note 12).